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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): January 11, 1999

                                 JACLYN, INC.
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            (Exact Name of Registrant as Specified in its Charter)


         Delaware                        1-5863                   22-1432053
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(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer
Incorporation)                                               Identification No.)



           635 59th Street
       West New York, New Jersey                                 07093
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 (Address of Principal Executive Offices)                      (Zip Code)


(Registrant's telephone number, including area code):   (201) 868-9400


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          On January 11, 1999, Jaclyn, Inc. (the "Registrant") acquired the
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business and certain assets of the catalog division of Banner Industries of New
York, Inc. (the "Seller"), a manufacturer and distributor of sportswear and
                 ------
dresses. Assets acquired include, among other things, work-in-process, piece goods, raw materials, customer orders, trademarks and tradenames, office equipment, furniture and fixtures, all of which the Registrant presently intends to utilize in connection with the distribution and sale of apparel products. The Registrant will also be operating a New York City showroom formerly operated by the Seller.

          The aggregate purchase price for the acquisition was $3,406,736 of which $2,249,174 was paid at the closing of the transaction and the remainder of which will be paid at specified dates during the one-year period after closing. The purchase price is subject to downward adjustment upon the occurrence of certain events. In addition, a contingent additional payment of $50,000 may be payable in the event that first year net sales achieve certain levels. The Registrant used funds generated from operations to pay the purchase price, which was determined through arm's-length negotiations with the Seller.

          One of the principals of the Seller will be retained by the Registrant as a consultant, primarily to provide advice and other assistance in connection with the transfer of the acquired assets and operations to the Registrant, for a period of one year at a consulting fee of $50,000.

          The foregoing is subject to the actual terms of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated by reference herein and made a part hereof.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits.
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          Exhibit No.    Description
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          2.1            Purchase and Sale Agreement dated January 11, 1999
                         between Banner Industries of New York, Inc. and Jaclyn, Inc.

                                      -2-

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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 1999            JACLYN, INC.

                                        /s/ Robert Chestnov
                                    By: ______________________________
                                        Robert Chestnov,
                                        President and Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX
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  Exhibit No.    Description
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     2.1         Purchase and Sale Agreement dated January 11, 1998 between
                 Banner Industries of New York, Inc. and Jaclyn, Inc.